                                                                    EXHIBIT 99.7


                                FORTUNE BRANDS



                                  Great Brands

                                Great Prospects
                Goal:  Long-term E.P.S. growth in 13%-15% range

                                  [Pie chart indicating Percentage ]
                                  [of Contribution(1)(2):  Home &  ]
                                  [Office brands - 47%; Distilled  ]
                                  [Spirits brands - 35%; and Golf  ]
                                  [brands - 18%.                   ]

                       Determined to Delight Shareholders

                                    1996(1)

         ------------------------------------------------------------
         Net Sales (billions)                              $ 4.7  +8%
         ------------------------------------------------------------
         Contribution(2) (millions)                        $ 700  +9%
         ------------------------------------------------------------
         Pro Forma(3) E.P.S.                               $1.32  +8%
         ------------------------------------------------------------
         EBITDA(4) per Common share                        $4.55
         ------------------------------------------------------------
         Anticipated Dividend
         Per Common Share(5)                               80 cents
         ------------------------------------------------------------

                                  Great Brands

- Household names, category leaders, twelve with $100+ million sales, with substantial opportunities to expand leadership.

   - Titleist, Foot-Joy and Cobra: #1 worldwide in the fast-growing golf equipment category.

   -  Master Lock: #1 padlock worldwide, Moen: #1 faucet in North
      America, and Aristokraft: #2 in U.S. kitchen & bath cabinets, all leaders in the growing home products category.

   -  Day-Timer organizer, Kensington computer accessories
      (approaching $100 million), Swingline (approaching $100 million) and Rexel (U.K.) staplers, and ACCO paper clips/ punches and Wilson Jones vinyl ring binders: #1 worldwide in fast-growth office supplies category.

   - Jim Beam: #1 Bourbon worldwide and DeKuyper: #1 U.S. cordial line together with other brands are #2 in U.S. distilled spirits category; also, #1 U.K. Scotch supplier; fast growing international business, representing over a third of contribution.



                                Great Prospects

- Long-term E.P.S. growth goal in the range of 13-15%, assuming a satisfactory economic and pricing environment.

   - Expect to achieve goal in 1997 on a pro forma(3) basis (excluding restructuring charges), leveraging high single-digit contribution growth with the benefit of strong cash flow and lower corporate expense.

   -  Solid record of achieving prior goals.


-  Brands are well positioned for growth.

   -  80% sales with #1/#2 position.

   - Leading shares with plenty of room for expansion, benefiting from category consolidation.

   - Substantial, faster growing international sales ($1.4 billion and 29% of total sales).

   - Strong pipeline of innovative new products (about 25% sales from products introduced over past 3 years).

   - Stepped-up brand investment to drive growth (double-digit increases in marketing/customer service and R&D).

   - Enhance brand building, new product and international development by reinvesting substantial savings anticipated from rationalization of manufacturing, distribution, sourcing and product lines (approximately $200 million total pre-tax charges expected over 2Q - 4Q 1997).


- Strong financial resources and breadth of brands to support growth strategies.

   -  $150 - $200 million free cash flow anticipated.

   - Strong balance sheet - 27% pro forma debt to total capital(3) (target debt rating: "A").

   - Primary emphasis is internal growth of highly profitable brands, augmented by high return, add-on acquisitions and possible share repurchases.


                       Determined to Delight Shareholders

- Moved decisively to build value - successfully focused company on attractive, faster-growth, non-tobacco categories, with leading brands and strong potential to expand category leadership.

   -  Spin-off of Gallaher Tobacco; name change from "American
      Brands" to "Fortune Brands;" received indemnification.

   - Successfully sold low-growth operations with no prospect of brand leadership.

      - Major divestitures: The American Tobacco Company for $1 billion in 1994 (received indemnification) and Franklin Life insurance for $1.2 billion in 1995.

   - Reduced fully diluted shares by 20% 1995 - 1996, investing $1.8 billion.

-  20.2% compounded annual total return over restructuring period
   1994 - 1996 beat peer index and S&P 500.

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Headquarters                Old Greenwich, Connecticut
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Employees                   Approximately 24,300 worldwide
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(1)  Includes 1/96 Cobra Golf acquisition. Excludes businesses sold in
     1995 and restructuring charges: $18 million pre-tax or 6 cents per share in 1995 for distilled spirits. 1995 excludes 9 cents gain on disposal of businesses. Excludes extraordinary charges relating to debt retirement: 1 cent, 1995; 6 cents per share 1996.
(2)  Operating income excluding amortization of intangibles.
(3) Assumes that $1.25 billion net proceeds from Gallaher payment at time of spin-off and possible 10 million share repurchase following spin took place at beginning of 1995.
(4) Income from continuing operations before interest expense, income taxes and depreciation and amortization.
(5)  Future dividends are at the discretion of the Board.

This material contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, competitive product and pricing pressures, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.


                              HOME & OFFICE BRANDS

Global leader in fast-growing office supplies and a leader in North American hardware; capitalizing on growth of PCs, organizers and home repair & remodeling; positioned to benefit from ongoing customer and manufacturer consolidation.

- Leading home products brands: Moen ($600+ million sales), #1 faucet in North America; Master Lock ($200+ million sales), #1 padlock worldwide; Aristokraft ($200+ million sales) and Decora, #2 in U.S. kitchen & bath cabinets. Waterloo, #1 tool storage manufacturer worldwide.

- Leading office products brands from computer accessories to fasteners: Kensington (approaching $100 million sales), a leader in computer accessories; Day-Timer ($150+ million sales), a leader in time management and personal productivity solutions; ACCO
   ($200 million sales), Wilson Jones ($200 million sales), Rexel
   ($100+ million sales in Europe); Swingline (approaching $100 million sales), #1 stapler worldwide.

                                     1996
                                Total           Home          Office
                              Home & Office    Products       Products
--------------------------------------------------------------------------
Net Sales (1) (billions)        $2.6  +5%       $1.4  +5%       $1.2  +5%
--------------------------------------------------------------------------
Contribution (millions)         $330  +5%       $214  +3%       $116  +10%

--------------------------------------------------------------------------

(1) % change exclude acquisitions, divestitures and impact of foreign exchange.

- Reorganization brought Home & Office products operations under coordinated leadership of a single executive.

   -  Sales increasingly concentrated with big-box retailers.

   - Home & Office operations facing similar manufacturing, sourcing and distribution issues.

   - Significant long-term advantages in realignment - competence/ competitive advantage servicing large retailers.


- Leading positions in faster-growth categories of huge, consolidating industries.

   - Home: Brands concentrated in traditionally more stable repair & remodeling (43% of home contribution).

   - Office: #1 overall in large fast growth categories, totalling $25 billion in sales.

      - 7% growth rate of cut-sheet paper driven by growth of PCs; double-digit growth computer accessories.

      -  #1 in North America, U.K., Australia and Ireland;
         expanding in continental Europe.

      -  International sales 42% of office products total.

      -  Vendor of the Year at key office products superstores.


- Brand investments in new products, advertising and international development to expand category leadership.

   -  New products:

      - Utilize global distribution strength in office supplies, leveraging product breadth and new product investment.

      - Sales of semi-custom Decora cabinets were up 18%, boosted by new Keystone line.

      - Extended popular Monticello line, with LifeShine polished brass faucet in 1997.

      - Exciting kitchen faucet line to be introduced later in 1997; innovative padlock lines for 1998.

      - Substantial opportunities to enhance office productivity (e.g. space-saving inkjet printer stand), personalize office space (e.g. Kensington Mouse-in-a-Box computer mouse for home and office use) and expand into new channels (e.g. Day-
         Timer retail expansion).

   - Advertising: Moen increased U.S. market share to 27%, backed by aggressive advertising ("Buy It For Looks. Buy It For Life.")

   -  International:

      -  Office brands organizing to service customers on a North
         American and pan-European basis; supported Staples' and Office Depot's international expansions.

      -  Selected investments in developing countries (e.g. Moen
         China joint venture).


- Further restructuring and systems investments to reduce costs and enhance working capital efficiency and customer service.

   - Master Lock reviewing cost-cutting alternatives; announced possible elimination of 200-400 jobs.

   - Moen assemble-to-demand manufacturing reduced average working capital 14%.

   -  Office supplies inventory decreased 15% (days sales).

   - Aristokraft continuous flow manufacturing achieved 41% inventory reduction over past 2 years.

   - Waterloo's successful start-up of major new, low-cost manufacturing facility.

   -  Successfully divested office furniture operations.


- Potential high return, add-on acquisitions to expand category leadership of Home & Office brands.

   - Leverage Kensington brand in fast-growing computer accessories ($2 billion market worldwide); acquired Advanced Gravis late in 1996, a leading supplier of personal computer joysticks.

   -  Capitalize on category consolidation.


- For 1997, we expect mid-to-high single digit increase in contribution.

   -  Office: Another double-digit contribution increase.

   - Home: Modest overall contribution growth, with solid contribution growth from Moen, Aristokraft and Waterloo more than offsetting Master Lock's lower padlock prices.

   - Faster growth in pre-tax income, with benefit of strong cash generation.

                              General Information

MasterBrand Industries, Inc. (Home products) and ACCO World Corporation (Office products)
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Headquarters                Deerfield, Illinois
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Employees                   Approximately 16,900
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                            DISTILLED SPIRITS BRANDS

Leader in 2 major spirits categories growing worldwide - Bourbon and cordials - and a major presence in a third, Scotch; U.S.
powerhouse with broadest portfolio and #2 overall; substantial international growth potential.

- Leading brands: Jim Beam Bourbon whiskey ($300+ million sales), #1 Bourbon worldwide; DeKuyper ($100+ million sales), #1 cordial line in U.S.; Whyte & Mackay, #2 Scotch in Scotland; and Vladivar, #2 vodka in U.K.


                                      1996

-------------------------------------------------------------------------
Net Sales (billions)                              $ 1.3            +1
-------------------------------------------------------------------------
Contribution (millions)                           $ 244            +1%(1)
-------------------------------------------------------------------------
Total Cases (millions)(2)                          27.5            +1%
-------------------------------------------------------------------------

(1) Excluding $18 million restructuring charge in 1995.
(2) 9 liter equivalents, excluding commodity bulk and private label Scotch shipments; including 13 months at Whyte & Mackay to conform accounting periods.


- Powerful cash flow has produced substantially faster growth in pre-tax income.


- Expanding substantial international business, now one third of total contribution:

   - Jim Beam, the #1 selling Bourbon whiskey in the world, 5+ million cases worldwide; international case sales increased 9% compounded annually over past four years.

   - Continue international expansion through Jim Beam advertising, premium line extensions and leverage of combined portfolio with Whyte & Mackay.

      - Highly successful "This Ain't Jim Beam" TV commercial has been seen in over 50 countries.

      - After Shock premium cordial, highly successful in U.S., launched in 19 international markets.

      -  Joint venture began bottling and distributing brands in India.

      - Substantial growth achieved in the emerging markets, particularly Eastern Europe.

   - Whyte & Mackay Scotch brand became one of the first Scotch brands to be advertised on TV in the U.K., substantially increasing brand awareness with young-adult consumers.

   -  Expanded private label Scotch whisky volume 18% (#1 U.K.
      supplier).


- Focused on building brands and developing high-margin, new products; substantial opportunities to expand category leadership.

   - 1996 contribution gain was achieved in spite of a 17% increase in marketing spending worldwide.

   - 4% average price increase in key U.S. and U.K. markets in 1996, with plans for additional price increases in that range again in 1997.

   - Contemporizing Jim Beam with young-adult advertising ("Get in Touch with Your Masculine Side").

   -  High-margin Small Batch Bourbon Collection - Booker's, Knob
      Creek, Baker's, and Basil Hayden's - worldwide unit sales up
      36%.

   - DeKuyper volume up 3% driven by the successful introduction of two new Pucker products - Cheri-Beri and Grape; twelve new
      DeKuyper flavors added in the last eight years.

   - Expanding in high-margin premium cordial category that is growing in double-digits:

      - After Shock, launched April 1995, with hot cinnamon taste followed by an ice-cool sensation, is one of the most successful new brands ever in distilled spirits.

      - Avalanche Blue, launched in June 1996, is "extremely cool, extremely smooth" and peppermint flavored.

      -  After Shock and Avalanche Blue shipped an aggregate
         250,000 cases in 1996.


- For 1997, we expect solid contribution growth and, reflecting powerful cash flow, even faster growth in pre-tax income.


                              General Information

JBB Worldwide, Inc.
Jim Beam North America:  Jim Beam Brands and Alberta Distillers.
Jim Beam International:  JBB (Asia-Pacific)   - formerly Fortune Brands
                         JBB (Greater Europe) - formerly Whyte & Mackay
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Headquarters  Deerfield, Illinois
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Major Brands Bourbon Whiskey Jim Beam*, Old Grand-Dad, Old Crow, Small
                           Batch Bourbon Collection (Booker's, Knob
                           Creek, Baker's, Basil Hayden's), Jacob's
                           Well
           Canadian Whisky Windsor*, Lord Calvert, Alberta Springs,
                           Tangle Ridge
           American Blended
              Whiskey      Kessler, Calvert Extra
           Blended Scotch  Whyte & Mackay Special Reserve, The
               Whisky      Claymore, Crawfords, Mackinlay
           Single Malts    The Dalmore, Bruichladdich, Isle of Jura
           Scotch Liqueur  Glayva
           Gin             Gilbey's, Calvert
           Vodka           Kamchatka, Wolfschmidt, Gilbey's, Vladivar,
                           Banff Ice
           Cordials        DeKuyper*, Kamora, After Shock, Avalanche
                           Blue, Leroux
           Rum             Ronrico, Pusser's, Don Q, Palo Viejo

           Tequila         El Tesoro, Chinaco
           Cognac          A. de Fussigny
           Pre-mixed
            Cocktails      Jim Beam and Cola*, Jim Beam's Choice and
                           Dry
                  *Million-plus case (9 liter) brand
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Employees    Approximately 2,500
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Major Facilities  North America: Clermont, Boston and Frankfort, KY;
                                 Cincinnati, OH; and Calgary, Alberta.
                  International: In Scotland, 4 malt distilleries, 1
                                 grain distillery, and bottling plants
                                 at Leith and Grangemouth.
------------------------------------------------------------------------



                                  GOLF BRANDS

Worldwide leader in fast-growing and highly profitable golf equipment category - #1 in golf balls, shoes, gloves, and Titleist and Cobra brands together are #1 in clubs in on-course and off-course U.S.
pro shops.


                                    1996(1)
---------------------------------------------------------------------------
Net Sales (millions)                          $811      +40%
---------------------------------------------------------------------------
Contribution (millions)                       $125      +49%
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(1)  Reflects benefit of Cobra acquisition (1/96).


- Leading brands: Titleist ($350+ million sales), Foot-Joy ($200+ million sales), Cobra ($200 million sales) and Pinnacle.

   - Titleist, #1 ball in professional golf since 1949, won more tournaments and more money than all other golf balls combined in 1996; ball of choice for Tiger Woods, who has had a legendary amateur career and start as a pro with his record breaking win at the Masters; Davis Love III, Phil Mickelson, Tom Lehman,
      Dottie Pepper and more than 250 other professionals worldwide.

   - Titleist clubs: DCI irons - #1 iron with golf club professionals for 4 consecutive years and excellent momentum with custom-fitting program; Scotty Cameron by Titleist putters now #1 putter on the U.S. PGA Tour (1Q 97).

   - Foot-Joy, #1 glove worldwide; #1 shoe worldwide by far; #1 on PGA tour for 50 years with over 70% of PGA Tour players in 1996, 8x nearest competitor; over 50% share of women's shoe market.

   - Cobra, #1 oversized iron. Played by: Tiger Woods; Greg Norman, the all-time money leader; Hale Irwin, 1996 Senior PGA Tour scoring leader; Steve Jones, 1996 U.S. Open Champion; Seve Ballesteros, 1997 European Ryder Cup captain, and Beth Daniel and Pat Bradley of the U. S. 1996 Solheim Cup winning team.

   - Pinnacle, flagship value-price golf ball brand, increased sales 9% in 1996 with the introduction of the Equalizer and Women's line extensions.


- $4.4 billion 1996 worldwide golf equipment category (at wholesale) expected to grow at a 4% - 6% annual rate with bursts of 10%+ growth driven by technology-driven replacement cycles.

   - Great demographics: aging population and growing disposable income increase rounds of play.

   -  Golf becoming popular worldwide.

   -  New excitement about golf (Tiger Woods).

   - Oversize clubs, graphite shafts and titanium woods are major replacement cycles currently underway.


- Substantial opportunities to expand category leadership with strong product innovation and great marketing.

   -  Continued to gain share of every golf category in 1996.

   -  Leader in both wound and two piece ball constructions.

   -  Sustain double-digit increases in R&D.

   - Titleist brand sales up 10%, driven by continued strong acceptance of full range of Titleist Professional, Tour Balata, HP2 and DT golf balls, and a 22% increase in unit sales of Titleist clubs.

   - Foot-Joy brand sales up 8%; re-engineered DryJoys, the #1 waterproof golf shoe; developed breakthrough leather-based system combined with thermal responsive gels that molds comfortably to golfer's arch; leader in fast growing leather and synthetic combination gloves with new Weather-Grip and Winter-Sof gloves.

   - Cobra brand, a leader in technology-driven game improvement clubs, introduced:

      - Exciting line of new irons, the King Cobra II, in September 1996, with 4 features designed to make golfers hit the sweet spot more often.

      - King Cobra Ti metal woods, the only titanium woods to incorporate the proven "no slice" performance of offset.


- Capitalizing on the addition of the strong Cobra brand in 1996, creating an even more powerful combination of golf brands.

   - Titleist is benefiting from Cobra's in-house graphite shaft manufacturing facility.

   - International distribution of the Cobra brand is being combined with Titleist's extensive non-U.S. distribution resources.

   - New line of insert putters, the Cobra T.P.A.-i, represents the first new product resulting from a combined R&D effort.

   - Research indicates that, with Cobra's particular strength with senior and women golfers, there is an opportunity for a Cobra brand golf ball manufactured by Titleist.

   - Cobra start-up production problems for new generation of clubs caused brand to fall short of expectations in 1996; these problems have been addressed, and we have aggressive plans for growth.


-  Aggressively expanding internationally:

   - Superior international distribution - international sales over $200 million (quarter of total sales), significantly larger than any other competitor's sales.

   - Direct sales operations in 6 key markets - U.K., Ireland, France, Germany, Sweden and Canada - and a joint venture in Japan.

   - Titleist golf ball share increased to 40% in Europe and has nearly doubled in the Pacific Basin over the past 5 years.


- For 1997, targeting a double-digit contribution increase for the full year.


                              General Information

Acushnet Company
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Headquarters  Fairhaven, Massachusetts
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Employees     Approximately 4,700
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Major Facilities       U.S.:   Fairhaven, New Bedford and Brockton, MA;
                               Escondido and Carlsbad, CA.
              International:   Gormley, Ontario, Canada; St. Ives,
                               England; Aubergenville, France;
                               Frankfurt, Germany; Tokyo, Japan; 2 in
                               Chonburi, Thailand.
------------------------------------------------------------------------